Exhibit 23.1
                         Independent Auditors' Consent





The Board of Directors
Farmers Capital Bank Corporation:

We consent to the  incorporation  by reference  in  Registration  Statement  No.
333-63037 on Form S-8 of Farmers Capital Bank Corporation of our report dated January 9, 2004 appearing in this Annual Report on Form 10-K of Farmers Capital Bank Corporation for the year ended December 31, 2003


/s/ Crowe Chizek and Company LLC

Louisville, Kentucky
March 10, 2004